Exhibit 99.3

LOAN SALE AGREEMENT

between

HERCULES FUNDING I LLC

as Depositor

and

HERCULES TECHNOLOGY GROWTH CAPITAL, INC.

as Originator

Dated as of August 1, 2005

HERCULES FUNDING TRUST I

ASSET BACKED NOTES

- i -

LOAN SALE AGREEMENT

LOAN SALE AGREEMENT, dated as of August 1, 2005 (this “Agreement”), between HERCULES TECHNOLOGY GROWTH CAPITAL, INC., a Maryland corporation (the “Originator”), and HERCULES FUNDING I LLC, a Delaware limited liability company (the “Depositor”).

W I T N E S S E T H

WHEREAS, the Originator owns and from time to time originates certain commercial loans secured by, among other things, accounts receivable, inventory, real estate, and/or other tangible or intangible property;

WHEREAS, the Originator is the owner of 100% of the membership interests of the Depositor;

WHEREAS, the parties hereto desire that on each Transfer Date the Originator sell all its right, title and interest in and to the Assigned Assets identified in the related LSA Assignment to the Depositor pursuant to the terms of this Agreement; and

WHEREAS, on the Closing Date, to the extent of any Assigned Assets sold hereunder on the Closing Date, and on each Transfer Date, with respect to the Assigned Assets identified in the applicable LSA Assignment the Depositor will sell and assign all of its right, title and interest in and to the Assigned Assets and its related rights under this Agreement to Hercules Funding Trust I, as Issuer (the “Issuer”), and on the Closing Date the Depositor will further assign its related rights under this Agreement to the Issuer, all pursuant to the terms of the Sale and Servicing Agreement, dated as of August 1, 2005 (the “Sale and Servicing Agreement”), among the Issuer, the Depositor, the Originator, the Servicer, U.S. Bank National Association, as Collateral Custodian (in such capacity, the “Collateral Custodian”), as Indenture Trustee (in such capacity, the “Indenture Trustee”) on behalf of the related Noteholders and Lyon Financial Services, Inc. doing business as U.S. Bank Portfolio Services, as Backup Servicer (in such capacity, the “Backup Servicer”);

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS; CONSTRUCTION

Section 1.01 Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article. All other capitalized terms used but not defined herein shall have the meanings assigned thereto in the Sale and Servicing Agreement.

“Assigned Assets”: All right, title and interest, whether now owned or hereafter acquired or arising, and wherever located, of the Originator in and to the property described in clauses (i) through (x) below and all accounts, cash and currency, chattel paper, tangible chattel paper, electronic chattel paper, copyrights, copyright licenses, equipment, fixtures, contract rights, general intangibles, instruments, certificates of deposit, certificated securities, uncertificated securities, financial assets, securities entitlements, commercial tort claims, deposit accounts, inventory, investment property, letter-of-credit rights, software, supporting obligations, accessions, and other property consisting of, arising out of, or related to any of the following (in each case excluding the Retained Interest and the Excluded Amounts):

(i) the Transferred Loans, and all monies due or to become due in payment of such Transferred Loans on and after the related Transfer Date, including but not limited to all Collections and all obligations owed to the Originator in connection with the Transferred Loans;

(ii) any Related Property securing or purporting to secure the Transferred Loans (to the extent the Originator, other than solely in its capacity as collateral agent under any loan agreement with an Obligor, has been granted a Lien thereon) including the related security interest granted by the Obligor under the Transferred Loans, all proceeds from any sale or other disposition of such Related Property;

(iii) all security interests, liens, guaranties, warranties, letters of credit, accounts, bank accounts, mortgages or other encumbrances and property subject thereto from time to time purporting to secure payment of any Transferred Loan, together with all UCC financing statements or similar filings relating thereto;

(iv) all claims (including “claims” as defined in Bankruptcy Code § 101(5)), suits, causes of action, and any other right of the Originator, whether known or unknown, against the related Obligors, if any, or any of their respective Affiliates, agents, representatives, contractors, advisors, or any other Person that in any way is based upon, arises out of or is related to any of the foregoing, including, to the extent permitted to be assigned under applicable law, all claims (including contract claims, tort claims, malpractice claims, and claims under any law governing the purchase and sale of, or indentures for, securities), suits, causes of action, and any other right of the Originator against any attorney, accountant, financial advisor, or other Person arising under or in connection with the related Loan Documents;

(v) all cash, securities, or other property, and all setoffs and recoupments, received or effected by or for the account of the Originator under such Transferred Loans (whether for principal, interest, fees, reimbursement obligations, or otherwise) after the related Transfer Date, including all distributions obtained by or through redemption, consummation of a plan of reorganization, restructuring, liquidation, or otherwise of any related Obligor or the related Loan Documents, and all cash, securities, interest, dividends, and other property that may be exchanged for, or distributed or collected with respect to, any of the foregoing;

(vi) all Insurance Policies;

(vii) the Loan Documents with respect to such Transferred Loans;

(viii) the Collection Account, the Principal Collections Account, the Distribution Account, and the Concentration Account (to the extent that amounts on deposit in or credited to the Concentration Account relate to the Collateral), together with all funds held in or credited to such accounts (to the extent that amounts on deposit in or credited to the Concentration Account relate to the Collateral), and all certificates and instruments, if any, from time to time representing or evidencing each of the foregoing or such funds;

(ix) any Hedging Agreement and any payment from time to time due thereunder; and

(x) the proceeds of each of the foregoing.

“Purchase Price”: Has the meaning provided in Section 2.01(b).

Section 1.02 Construction. For purposes of this Agreement: (i) the singular includes the plural and the plural includes the singular; (ii) words importing any gender include the other genders; (iii) the words “and” and “or” are used in the conjunctive or disjunctive as the sense and circumstances may require, (iv) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form; (v) references to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Basic Documents; (vi) references to Persons include their permitted successors and assigns; (vii) any form of the word “include” shall be deemed to be followed by the words “without limitation”; (viii) the phrase “in and to” shall be deemed to include “under” and “with respect to” whenever appropriate; (ix) unless the context clearly requires otherwise, the word “finance” shall be deemed to include “refinance”; (x) the words “herein”, “hereof’ and “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; and (xi) Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding.”

ARTICLE II

SALE OF THE ASSIGNED ASSETS; PAYMENT OF PURCHASE PRICE

Section 2.01 Sale of the Assigned Assets to the Depositor. (a) On the terms and conditions of this Agreement, on each Transfer Date during the Revolving Period, the Originator agrees to offer for sale and to sell, the Assigned Assets described in the related LSA Assignment substantially in the form attached hereto as Exhibit A (the “LSA Assignment”) to the Depositor and to deliver the related Loan Documents to or at the direction of the Depositor and the Depositor agrees to purchase such Assigned Assets offered for sale by the Originator.

(b) The purchase price for each Transferred Loan and the Related Property and other collateral constituting part of the Assigned Assets with respect to such Transferred

Loan sold to the Depositor hereunder on any Transfer Date shall be the Outstanding Loan Balance of the related Transferred Loan (the “Purchase Price”). The Purchase Price shall be paid in immediately available funds. If the Depositor does not have sufficient funds to pay the full amount of the Purchase Price (after taking into account the proceeds the Depositor expects to receive pursuant to the Sale and Servicing Agreement), the difference between the Purchase Price and the immediately available funds shall be represented as a capital contribution by the Originator to the Depositor.

(c) On each Transfer Date, the Originator shall convey to the Depositor the Assigned Assets and the other property and rights related thereto described in the related LSA Assignment to be delivered by the Originator, and, upon the satisfaction of each of the conditions set forth in this Section 2.01(c) and in Section 2.08 of the Sale and Servicing Agreement on or prior to such Transfer Date, the Depositor shall pay or cause to be paid to or at the direction of the Originator, the aggregate Purchase Price in respect of the Assigned Assets sold hereunder on such Transfer Date.

(i) the Originator shall have provided to the Servicer for deposit in the related Collection Account all collections received with respect to each Transferred Loan constituting a part of the Assigned Assets relating to the period after the applicable Transfer Date;

(ii) the Originator shall, at its own expense, within one Business Day after each Transfer Date, indicate in its computer files that the Assigned Assets identified in the related LSA Assignment have been sold to the Depositor pursuant to this Agreement;

(iii) the Originator shall have taken any action requested by the Indenture Trustee, the Issuer or the Noteholders required to maintain the ownership interest of the Issuer in the Assigned Assets and the first perfected security interest therein of the Indenture Trustee;

(iv) the Originator shall have used no selection procedures that identified any of the Loans identified in the related LSA Assignment as being less desirable or valuable than other comparable Loans originated or acquired by the Originator; and such Loans collectively shall be representative of the Originator’s portfolio of Loans; and

(v) all conditions precedent to any advance of a Borrowing to be made by the Initial Noteholder pursuant to the Note Purchase Agreement shall have been fulfilled as of such date.

(d) Subject to Section 6.07, the parties hereto intend that each of the conveyances contemplated hereby be sales from the Originator to the Depositor of all of the Originator’s right, title and interest in and to the Assigned Assets and other property described above. In the event the transactions set forth herein are deemed not to be a sale, the Originator hereby grants to the Depositor a security interest in all of the Originator’s right, title and interest in, to and under the Assigned Assets, whether now existing or hereafter created, to secure all of the Originator’s obligations hereunder, and this Agreement shall constitute a security agreement under applicable law.

Section 2.02 Obligations of Originator.

(a) On or prior to the Closing Date and each Transfer Date, as applicable, the Initial Noteholder shall have received evidence satisfactory to it of (i) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, reasonably desirable to perfect or evidence the assignment by the Originator to the Depositor of the Originator’s ownership interest in the applicable Assigned Assets to be assigned to the Depositor on such date, including, without limitation, the applicable Transferred Loans and Related Property and other collateral constituting part of the Assigned Assets with respect to such Transferred Loans, (ii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, reasonably desirable to perfect or evidence the assignment by the Depositor to the Issuer of the Depositor’s ownership interest in the Assigned Assets and (iii) the completion of all recordings, registrations and filings as may be necessary or, in the opinion of the Initial Noteholder, reasonably desirable to perfect or evidence the grant of a first priority perfected security interest in the Assigned Assets in favor of the Indenture Trustee as Collateral pursuant to the Indenture. The Originator agrees to file all UCC-1 financing statements (and all continuation statements and amendments thereto) necessary to perfect the interest of the Depositor and the Issuer and the Indenture Trustee in and to the Assigned Assets and to take such other action as may be necessary or, in the opinion of the Depositor or the Initial Noteholder, desirable to perfect or evidence the Depositor’s, the Issuer’s and Indenture Trustee’s interest in the Assigned Assets conveyed under the Basic Documents.

(b) In connection with each sale and contribution of a Transferred Loan hereunder, the Originator shall deliver to, and deposit with the Collateral Custodian, as the designated agent of the Indenture Trustee, as assignee of the Depositor and the Issuer, on or before the related Transfer Date, the Loan File with respect to each Transferred Loan conveyed on such Transfer Date.

It is understood and agreed that the obligations set forth in this Section 2.02(b) shall survive delivery of the Loan Files to the Collateral Custodian (as the designated agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee and the Issuer.

(c) [Reserved].

(d) The Originator hereby further confirms to the Depositor that, within one Business Day after the Closing Date and each Transfer Date, it shall cause the portions of the Originator’s electronic ledger relating to the Assigned Assets to be clearly and unambiguously marked to indicate that the Assigned Assets have been sold to the Depositor hereunder, the Purchased Assets have been sold by the Depositor to the Issuer under the Sale and Servicing Agreement, and the Purchased Assets have been pledged to the Indenture Trustee by the Issuer as Collateral pursuant to the Indenture.

(e) On and after each Transfer Date, the Issuer shall own the Purchased Assets which have been identified in the related S&SA Assignment as being sold by the Depositor to the Issuer under the Sale and Servicing Agreement and the Originator shall not take any action inconsistent with such ownership and shall not claim any ownership interest in any such conveyed Purchased Asset.

ARTICLE III

REPRESENTATIONS AND

WARRANTIES; REMEDIES FOR BREACH

Section 3.01 Originator’s Representations and Warranties. (a) The Originator hereby makes each of the representations and warranties to the Depositor as of the Closing Date and as of each Transfer Date as are set forth in Section 3.02 of the Sale and Servicing Agreement.

(b) The Originator further hereby makes each of the representations and warranties set forth in Section 3.03 of the Sale and Servicing Agreement as of the Closing Date with respect to the Assigned Assets conveyed on the Closing Date, if any, and as of each Transfer Date with respect to the Assigned Assets conveyed on each Transfer Date.

(c) Except as otherwise expressly set forth in the Basic Documents, it is understood and agreed that the representations and warranties set forth in this Section 3.01 shall survive delivery of the respective Loan Documents and Loan Files to the Collateral Custodian (as the designated agent of the Indenture Trustee) and shall inure to the benefit of the Securityholders, the Depositor, the Servicer, the Backup Servicer, the Indenture Trustee and the Issuer. Upon the discovery by the Servicer, the Backup Servicer, the Collateral Custodian, the Indenture Trustee, the Originator, the Depositor or any Securityholder of a breach of any of the representations and warranties of the Originator set forth in Section 3.02 or 3.03 of the Sale and Servicing Agreement that materially and adversely affects the value of any of the Assigned Assets or Purchased Assets or the interests of the Securityholders in any Collateral or the Securities with respect to which such representation or warranty is made, any party discovering such breach shall give prompt written notice to the others.

Section 3.02 Retransfer of Purchased Assets.

If on any day a Transferred Loan is (or becomes) an Ineligible Loan, no later than the earlier of the Originator obtaining actual knowledge of such Transferred Loan becoming an Ineligible Loan or receipt by the Originator from the Depositor of written notice thereof, the Originator shall within ten Business Days either:

(a) make a deposit to the Collection Account (for application pursuant to Section 5.01(c)(4) or (5), as applicable, of the Sale and Servicing Agreement) in immediately available funds in an amount equal to the Retransfer Price with respect to such Transferred Loan; or

(b) subject to the satisfaction of the conditions in Section 3.03, substitute for such Ineligible Loan, a Substitute Loan.

(c) In either of the foregoing instances, the Originator may (in its discretion) accept retransfer of each such Ineligible Loan and any Related Property. Upon confirmation of the deposit of such Retransfer Price into the Collection Account or the delivery by the Originator of a Substitute Loan for each Ineligible Loan the Depositor shall, automatically and without further action be deemed to transfer, assign and set–over to the Originator, without recourse, representation or warranty, all the right, title and interest of the Depositor in, to and under such Ineligible Loan and all future monies due or to become due with respect thereto, the Related Property and all Collections with respect to such Ineligible Loan, all rights to security for any such Ineligible Loan and all Proceeds and products of the foregoing. The Depositor shall, at the sole expense of the Originator, execute such documents and instruments of transfer as may be prepared by the Originator and take other such actions as shall reasonably be requested by the Originator to effect the transfer of such Ineligible Loan pursuant to this Section 3.02.

Section 3.03 Substitutions.

(a) Substitution of Loans. On any Business Day during the Revolving Period (and after the Revolving Period at the discretion of the Depositor), the Originator may, subject to the conditions set forth in this Section 3.03 and subject to the other restrictions contained herein, replace any Transferred Loan with one or more Eligible Loans (each, a “Substitute Loan”), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

(i) the Originator has recommended to the Depositor in writing that the Transferred Loan to be replaced should be replaced (each a “Replaced Loan”);

(ii) each Substitute Loan is an Eligible Loan on the date of substitution;

(iii) the aggregate Outstanding Loan Balance of such Substitute Loans shall be equal to or greater than the aggregate Outstanding Loan Balance of the Replaced Loans;

(iv) all representations and warranties contained in Section 3.01 shall be true and correct as of the date of substitution of any such Substitute Loan;

(v) the substitution of any Substitute Loan does not cause a Default, a Trigger Event or an Event of Default to occur;

(vi) after giving effect to the proposed substitution, the sum of the Outstanding Loan Balances of all Substitute Loans does not exceed 15% of the highest Aggregate Outstanding Loan Balance for any month during the 12 month period immediately preceding the applicable date of determination (or such lesser number of months as shall have elapsed as of such date of determination);

(vii) after giving effect to the proposed substitution, the sum of the Outstanding Loan Balances of all Substitute Loans substituted for Defaulted Loans and Charged-Off Loans shall not exceed 10% of the highest Aggregate Outstanding Loan Balance of any month during the 12 month period immediately preceding the applicable date of determination (or such lesser number of months as shall have elapsed as of such date of determination);

(viii) the remaining maturity of the Substitute Loan is less than or equal to the remaining maturity of the Replaced Loan;

(ix) the Weighted Average Life of such Substitute Loan is less than or equal to that of the Replaced Loan;

(x) no adverse selection procedures shall have been employed in the selection of such Substitute Loan from the Originator’s portfolio;

(xi) all actions or additional actions (if any) necessary to perfect the security interest and assignment of such Substitute Loan and Related Property constituting part of the Assigned Assets related to such Substitute Loan to the Depositor shall have been taken as of or prior to the Substitution Date;

(xii) the Eligible Risk Rating of the Obligor relating to the Substitute Loan is equal to or better than that of the Obligor relating to the Replaced Loan;

(xiii) the Loan Rate on the Substitute Loan is not less than the Loan Rate on the Replaced Loan;

(xiv) the total interest rate (inclusive of any deferred interest component) of the Substitute Loan is greater than or equal to the total interest rate on the Transferred Loan to be replaced and reconveyed to the Originator in exchange for such Substitute Loan; and

(xv) the Originator shall deliver to the Depositor on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

(b) In connection with any such substitution, Depositor, shall, automatically and without further action (unless otherwise necessary or requested by the Originator), be deemed to transfer to the Originator, free and clear of any Lien created by this Agreement, all of the right, title and interest of the Depositor, in, to and under such Replaced Loan, but without any representation and warranty of any kind, express or implied.

Section 3.04 Deemed Collections.

(a) If on any day the Depositor does not own or have a valid and perfected first priority security interest in any Transferred Loan and Related Property (subject to Permitted Liens), if within 30 days after the earlier of the Originator’s receipt of notice from the Depositor or the Originator becoming aware thereof the Originator has failed to cure such breach (if cure is reasonably possible and otherwise immediately upon receipt of such notice or upon the Originator becoming aware), the Originator shall be deemed to have received on such 30th day (or such earlier day, as applicable) a collection (a “Deemed Collection”) of such Transferred Loan in full and shall on such day pay to the Depositor, an amount equal to (x) the Retransfer Price with respect to such Transferred Loan, plus (y) any other costs and expenses related to the retransfer of such Transferred Loan and any Related Property contemplated by this Section 3.03.

(b) In connection with any such Deemed Collection, the Depositor shall automatically and without further action (unless otherwise necessary or requested by the Originator), be deemed to release the Lien on such Transferred Loan and any Related Property created by this Agreement and transfer to the Originator, free and clear of any Lien created by this Agreement, all of the right, title and interest of the Depositor, in, to, and under the Transferred Loan and any Related Property with respect to which the Depositor has received such Deemed Collection, but without any recourse, representation and warranty of any kind, express or implied.

Section 3.05 Repurchase Limitations.

The Originator and Depositor agree that the Originator and any Affiliate of the Originator may repurchase any Assigned Assets only from the Depositor in the case of (a) an Optional Sale or (b) a repurchase or retransfer of any Assigned Assets pursuant to Section 3.01 , Section 3.02 or Section 3.04.

ARTICLE IV

ORIGINATOR COVENANTS

Section 4.01 Covenants of the Originator. The Originator hereby covenants that except for the sales hereunder, the Originator will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on, any Assigned Asset or any interest therein; and the Originator will defend the right, title and interest of the Issuer, as assignee of the Depositor, in, to and under the Assigned Assets against all claims of third parties claiming through or under the Originator.

Whenever and so often as reasonably requested by the Depositor or the Initial Noteholder, the Originator promptly will execute and deliver or cause to be executed and delivered all such other and further instruments, documents, or assurances, and promptly do or cause to be done all such other things, as may be necessary and reasonably required to vest more fully in the requesting party all rights, interests, powers, benefits, privileges and advantages conferred or intended to be conferred upon it by this Agreement.

ARTICLE V

TERMINATION

Section 5.01 Termination. The respective obligations and responsibilities of the Originator and the Depositor created hereby shall terminate upon the Termination Date.

ARTICLE VI

MISCELLANEOUS PROVISIONS

Section 6.01 Amendment. This Agreement may be amended from time to time with the prior written consent of the Initial Noteholder, in its sole discretion, by a written agreement signed by the Originator and the Depositor.

Section 6.02 GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

Section 6.03 Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given upon receipt thereof if (i) personally delivered or mailed by registered mail, postage prepaid, or (ii) transmitted by facsimile (with a copy delivered by overnight courier) upon electronic confirmation of receipt of such transmission, as follows:

(a) if to the Originator:

Hercules Technology Growth Capital, Inc.

525 University Avenue, Suite 700

Palo Alto, California 94301

Attention: Manuel A. Henriquez, Chief Executive Officer

Facsimile: 650-473-9194

and

Hercules Technology Growth Capital, Inc.

3702 River Road

Franklin Park, Illinois 60131

Attention: Scott Harvey, Chief Legal Officer

Facsimile: 866-828-6687

or, such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Depositor in writing by the Originator.

(b) if to the Depositor:

Hercules Funding I LLC

525 University Avenue, Suite 700

Palo Alto, California 94301

Attention: Manuel A. Henriquez, Chief Executive Officer

Facsimile: 650-473-9194

and

Hercules Funding I LLC

3702 River Road

Franklin Park, Illinois 60131

Attention: Scott Harvey, Chief Legal Officer

Facsimile: 866-828-6687

or such other addresses, facsimile numbers and confirmation numbers as may hereafter be furnished to the Originator in writing by the Depositor.

Section 6.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be held invalid for any reason whatsoever, then such covenants, agreements, provisions or terms shall he deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

Section 6.05 Counterparts. This Agreement may be executed in one or more counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original and such counterparts, together, shall constitute one and the same agreement.

Section 6.06 Further Agreements. The Originator and the Depositor each agree to execute and deliver to the other such amendments to documents and such additional documents, instruments or agreements as reasonably may be necessary or appropriate to effectuate the purposes of this Agreement or in connection with the offering of securities representing interests in the Assigned Assets.

Section 6.07 Intention of the Parties. It is the intention of the parties, other than for federal, state and local income and franchise tax purposes, that the Depositor is purchasing, and the Originator is selling, the Assigned Assets rather than pledging the Assigned Assets to secure a loan by the Depositor to the Originator. As of the Closing Date (to the extent of any Assigned Assets sold hereunder on the Closing Date) and each Transfer Date, the sale of the Assigned Assets conveyed by the Originator on the Closing Date or such Transfer Date, as the case may be, shall be reflected on the balance sheets and other financial statements of the Depositor and the Originator, as the case may be, as a sale of such Assigned Assets by the Originator to the Depositor, in accordance with GAAP.

Section 6.08 Successors and Assigns; Assignment of Loan Sale Agreement. This Agreement shall bind and inure to the benefit of and be enforceable by the Originator, the Depositor, the Indenture Trustee and the Noteholders. The obligations of the Originator under this Agreement cannot be assigned or delegated to a third party without the consent of each of the Depositor and the Initial Noteholder, which consent shall be at each such Person’s sole discretion. The parties hereto acknowledge that the Depositor is acquiring the Assigned Assets for the purpose of selling them to the Issuer that will issue the related Notes, which will be secured by such Assigned Assets. As an inducement to the Depositor to purchase the Assigned Assets and to the Initial Noteholder to purchase the Note, the Originator acknowledges and consents to the assignment by the Depositor to the Issuer of all of the Depositor’s rights against the Originator pursuant to this Agreement and to the enforcement or exercise of any right or remedy against the Originator pursuant to this Agreement by the Indenture Trustee, for the benefit of the Issuer and the Noteholders. Such enforcement of a right or remedy by the Indenture Trustee, for the benefit of the Issuer and the Noteholders, shall have the same force and effect as if the right or remedy had been enforced or exercised by the Depositor directly.

Section 6.09 Survival. The representations and warranties set forth in Article III and the provisions of Articles II, IV, V and VI shall survive the purchase of the Assigned Assets hereunder, the sale of the Purchased Assets by the Depositor to the Issuer pursuant to the Sale and Servicing Agreement and the pledge of such Purchased Assets by the Issuer to the Indenture Trustee as Collateral pursuant to the Indenture.

Section 6.10 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the Originator and the Depositor have caused this Loan Sale Agreement to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

HERCULES FUNDING I LLC, as Depositor

By:
Name:
Title:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Originator

By:
Name:
Title:

EXHIBIT A

FORM OF LSA ASSIGNMENT

ASSIGNMENT NO.              OF LOANS (this “LSA Assignment”), dated August 1, 2005 the “Transfer Date”), by HERCULES TECHNOLOGY GROWTH CAPITAL, INC. (the “Originator”) to HERCULES FUNDING I LLC, (the “Depositor”) pursuant to the Loan Sale Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Originator and the Depositor are the parties to the Loan Sale Agreement, dated as of August 1, 2005 (the “Agreement”), hereinafter as such agreement may have been, or may from time to time be, amended, supplemented or otherwise modified;

WHEREAS, pursuant to the Agreement, the Originator wishes to sell the Assigned Assets to the Depositor in exchange for cash consideration and other good and valid consideration, the receipt and sufficiency of which is hereby acknowledged; and

WHEREAS, the Depositor is willing to acquire such Assigned Assets subject to the terms and conditions hereof and of the Agreement;

NOW THEREFORE, the Originator and the Depositor hereby agree as follows:

1. Defined Terms. All capitalized terms defined in the Agreement and used herein shall have such defined meanings when used herein, unless otherwise defined herein.

2. Designation of Loans. The Originator does hereby deliver herewith a Loan Schedule containing a true and complete list of each Loan to be conveyed on the Transfer Date. Such list is marked as Schedule A to this LSA Assignment and is hereby incorporated into and made a part of this LSA Assignment.

3. Conveyance of Assigned Assets. The Originator hereby sells, contributes and assigns to the Depositor, without recourse and on a servicing released basis, all of the right, title and interest of the Originator in and to the Assigned Assets (and all proceeds thereof and collections thereon) including the Loans listed on the Loan Schedule attached hereto and all Related Property and other related collateral constituting a part of the Assigned Assets related to such Loan, including, without limitation, all Collections on or with respect to the Loans, in each case arising on or after the related Transfer Date.

4. Depositor Acknowledges Assignment. As of the Transfer Date, pursuant to this LSA Assignment and Section 2.01(a) of the Agreement, the Depositor acknowledges its receipt of the Loans listed on the attached Loan Schedule and all Related Property and other related collateral constituting a part of the Assigned Assets related to such Loan.

5. Acceptance of Rights But Not Obligations. The foregoing sale, contribution and assignment does not, and is not intended to, result in a creation or an assumption by the Depositor of any obligation of the Originator or any other Person in connection with this LSA

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Assignment or under any agreement or instrument relating thereto except as specifically set forth herein.

6. Originator Acknowledges Receipt of Purchase Price. The Originator hereby acknowledges receipt of the aggregate Purchase Price or that it has otherwise been distributed at its direction.

7. Conditions Precedent. The conditions precedent in Section 2.01(c) of the Agreement have been satisfied.

8. Amendment of the Loan Sale Agreement. The Loan Sale Agreement is hereby amended by providing that all references to the “Loan Sale Agreement,” “this Agreement” and “herein” shall be deemed from and after the Transfer Date to which this LSA relates to be a dual reference to the Loan Sale Agreement as supplemented by this LSA Assignment. Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Loan Sale Agreement shall remain unamended and the Loan Sale Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and except as expressly provided herein, this LSA Assignment shall not constitute or be deemed to constitute a waiver of compliance with or consent to noncompliance with any term or provision of the Loan Sale Agreement.

9. Counterparts. This LSA Assignment may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

[Signature page to follow]

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IN WITNESS WHEREOF, the Originator and the Depositor have caused this LSA Assignment to be duly executed on their behalf by their respective officers thereunto duly authorized as of the day and year first above written.

HERCULES FUNDING I LLC, as Depositor

By:
Name:
Title:

HERCULES TECHNOLOGY GROWTH CAPITAL, INC., as Originator

By:
Name:
Title:

Schedule A

[Loan Schedule]

TRANSFERRED LOANS

Obligor	Servicer Loan No.	Outstanding Loan Balance	Origination Date	Final Maturity Date